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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                September 8, 2005
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                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-19557                   36-3777824
------------------------------       --------------         --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois  60045
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               (Address of principal executive offices)   (Zip Code)


                                 (312) 803-4600
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On September 8, 2005, the Board of Directors of Salton, Inc. (the "Company") approved an amended and restated Salton, Inc. Flexible Deferral Plan (the "Plan") effective January 1, 2005. The Plan was originally adopted effective June 1, 2002. The amended and restated Plan reflects the enactment of
Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which was added to the Code by the American Jobs Creation Act of 2004. Amounts deferred under the Plan prior to January 1, 2005, as well as amounts deferred under the Plan thereafter, will be governed by the amended and restated Plan.

         The new Plan is intended to comply with new Section 409A of the Code and is intended to provide deferred compensation for a select group of management or highly compensated employees as selected by the Plan Administrator or the Company or a person or persons appointed by the Company. Each participant in the Plan may elect to defer payment of up to 50% of the participant's base salary each year, and up to 100% of the Participant's bonus each year. Amounts deferred by a participant are credited to the participant's flexible deferral account, which is an unfunded bookkeeping account maintained by he Company.

         Each year the Company in its discretion may credit additional amounts to each participant's flexible deferral account. In general, these amounts are designed to provide the participant with amounts that the participant could not receive as matching contributions under the Company's 401(k) Plan (the "401(k) Plan") because of certain limits applicable to tax qualified plans. This additional amount is 50% of the first 6% of compensation, reduced by the amount of matching contributions actually credited to the participant under the 401(k) Plan. The matching contribution formula under the Plan is generally the same as the formula under the 401(k) Plan, except that the 401(k) Plan formula is applied solely with respect to the participant's deferrals under the 401(k) Plan.

         Amounts credited to each participant's account under the Plan will be credited with earnings and losses based upon hypothetical investment elections made by the participant. Each participant may make such elections from the investment funds available under the 401(k) Plan as designated by the Plan Administrator.

         Within his or her flexible deferral account, a participant may direct his or her elective deferrals and matching contributions to a retirement account and up to four short-term accounts. A participant's retirement account is payable upon separation from service at or after age 60 in a lump sum or installments over a period up to fifteen years, as elected by the participant. A participant's short-term account is payable on January 1 of a year designated by the participant in a lump sum or installments over a period up to 5 years, as elected by the participant. A participant may select a different time and method of distribution for each short-term account. However, upon separation from service prior to age 60, all retirement accounts and short-term accounts are paid in immediate lump sums. (As required by Section 409A, payment to participants who are "specified employees" are deferred until six months after the participant has a separation from service. "Specified employees" are, generally, 5% owners of the Company, 1% owners of the Company with annual compensation from the Company exceeding $150,000, and officers of the Company with annual compensation exceeding an adjusted threshold that for 2005 is $135,000.)

         Benefits are also paid in a lump sum upon a change of control. Change of control is defined, consistently with the definition in Section 409A for an event of permitting immediate payment, as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company. Under current Internal Revenue Service guidance (which may change), this generally occurs if a person or group acquires 35% or more of the voting power of the Company's stock, if incumbent directors (including directors whose appointment or election is endorsed by the incumbent directors) at the beginning of a 12-month period fail during such period to constitute a majority of the Board, or if an unrelated person or group acquires more than 40% of the fair market value of the assets of the Company. The Plan also permits a participant to receive a distribution prior to separation from service to the extent necessary in the event of an unforeseeable financial emergency as approved by the Plan Administrator.

         The Company may terminate the Plan by action of the Board of Directors, in which event benefits are distributed as soon as permitted by Section 409A.

         The foregoing description of the Plan is qualified in its entirety by reference to the Plan, a copy of which is filed herewith as Exhibit 10.35, and is incorporated herein by reference.


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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

               10.35    Salton, Inc. Amended and Restated Flexible Deferral Plan



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SALTON, INC

Date: September 8, 2005               By:      /s/ WILLIAM B. RUE
                                           ---------------------------
                                               William  B. Rue
                                               President and Chief Operating
                                               Officer and Director


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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                                   DESCRIPTION
     -------        ------------------------------------------------------------

      10.35         Salton, Inc. Amended and Restated Flexible Deferral Plan